Note 05 - Marketable Securities	9 Months Ended
Sep. 30, 2011
Investments Debt and Equity Securities [Abstract]
Note 05 - Marketable Securities [Text Block]

5. Marketable Securities

	September 30, 2011	December 31, 2010

Marketable securities classification:
Available-for-sale	2,778	3,162
Trading	11,535	15,395
Held-to-maturity	157	154

	14,470	18,711

Less: Current portion of marketable securities	(11,546)	(15,612)

Long-term portion of marketable securities	2,924	3,099

Available-for-sale securities are presented as “Non-current assets”, as they are not expected to be sold or liquidated within the next twelve months. As of September 30, 2011, Petrobras had a balance of US$2,749 linked to B Series National Treasury Notes, which are accounted for as available-for-sale securities in accordance with Codification Topic 320.

On October 23, 2008, the B Series National Treasury Notes were used as a guarantee after the confirmation of the agreements into with Petros, Petrobras’ pension plan (see Note 13). The nominal value of the NTN-Bs is based on variations in the Amplified Consumer Price Index (IPCA). The maturities of these notes are 2024 and 2035 and they bear interest coupons of 6% p.a., which is paid semi-annually. At September 30, 2011, the balances of the National Treasury Notes - Series B (NTN-B) are measured in accordance to their market value, based on the average prices disclosed by the National Association of Open Market Institutions (ANDIMA).

During the nine-month period ended September 30, 2011, Petrobras invested a portion of the resources raised from the Global Offering primarily in Brazilian Treasury Securities with original maturity of more than three months. These securities were classified as trading, in accordance with Codification Topic 320, due to the purpose of selling them in the near term.